                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anthony D. Autorino and Vincent DiVincenzo, individually, his attorneys-in-fact, with the power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their respective substitutes, may do or cause to be done by virtue hereof.

Signature                                          Title                                 Date
---------                                          -----                                 ----
/s/ Anthony D. Autorino                     Chairman, Chief Executive
------------------------------------        Officer and Director
Anthony D. Autorino                         (Principal Executive Officer)           May 29,1998


/s/ Thomas H. Decker                        Director                                May 29,1998
------------------------------------
Thomas H. Decker


/s/ William A. DiBella                      Director                                May 29,1998
------------------------------------
William A. DiBella


/s/ Vincent DiVincenzo                      Senior Vice President,
------------------------------------        Chief Financial Officer,
Vincent DiVincenzo                          Treasurer and Director
                                            (Principal Financial and
                                            Accounting Officer)                     May 29,1998


/s/ Ajit G. Hutheesing                      Director                                May 29,1998
------------------------------------
Ajit G. Hutheesing


/s/ Nicholas E. Sinacori                    Director                                May 29,1998
------------------------------------
Nicholas E. Sinacori
